Exhibit 10.13

                     INTELLECTUAL PROPERTY LICENSE AGREEMENT


                  THIS AGREEMENT is made as of the 28th day of June, 2000 by and between AmeriCom USA, Inc., a corporation formed and existing under the laws of the State of Delaware, having an office and principal place of business at 5900 Hollis Street, R-1, Emeryville, California 94608 ("Licensor"), and Robert M. Cezar, an individual residing at 1003 Acorn Drive, Arroyo Grande, California 93420 ("Licensee");

                  WHEREAS, pursuant to an Assignment executed by Licensee on June 28, 2000, Licensor is the owner of the entire right, title and interest in and to the technology known as Virtual Object State Explication, including all improvements and related patents and patent applications (collectively, the "Intellectual Property"); and

                  WHEREAS, Licensee desires to license the Intellectual Property from Licensor, and Licensor is willing to grant to Licensee a world-wide, royalty-free license to use and sublicense the Intellectual Property subject and pursuant to the terms and conditions herein.

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                  1. Grant of License.

                  a. Licensor hereby grants to Licensee a world-wide, irrevocable, perpetual, royalty-free right and license to use the Intellectual Property solely in connection with not-for-profit educational broadcasting networks.

                  b. Licensee may sublicense its rights under this Agreement only to a not-for-profit third party and only upon the prior written consent and approval of Licensor.

                  2. Ownership of Intellectual Property.

                  a. Licensee acknowledges that Licensor owns all right, title and interest in and to the Intellectual Property, and agrees that all use of the Intellectual Property shall inure to the benefit of and be on behalf of Licensor. Licensee shall not acquire any rights in or to any Intellectual Property under this Agreement except as expressly provided herein.

                  b.   Licensee   shall  execute  all  documents  and  otherwise
reasonably cooperate in establishing, confirming and enforcing Licensor's ownership rights in the Intellectual Property.

                  3. Sublicensing.

                  Any sublicense of the  Intellectual  Property  permitted under
Section 1.b.  herein from  Licensee to a third party  shall:  (i) be in writing,
(ii) specifically require the third party sublicensee to agree to comply with and observe the terms of this Agreement, and (iii) require


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the third party  sublicensee  to assign all ownership  rights in any  derivative work and improvements to the Intellectual Property to Licensor and execute all documents and otherwise reasonably cooperate in establishing, confirming and enforcing Licensor's ownership rights in the Intellectual Property.

                  4. Confidentiality and Non-Disclosure.

                  a. Licensor and Licensee each agree that they shall not use in
an  unauthorized  manner,  or  disclose,   reproduce,   publish,  distribute  or
disseminate, in whole or in part, to any third party, any proprietary or confidential information received in connection with this Agreement, the Intellectual Property or the performance of any obligations herein.

                  b. The above obligations of confidentiality and non-disclosure shall not extend to proprietary or confidential information which: (a) was known to the receiving party prior to receipt thereof from the disclosing party, (b) is disclosed to the receiving party in good faith by a third party under no obligation of confidence and with the right to make such disclosure, (c) is or shall have become part of the public domain through no fault of the receiving party or any other party with an obligation of confidentiality to the disclosing party, or (d) is required to be disclosed by the receiving party by order of a court of competent jurisdiction, administrative agency or governmental body, or by any law, rule or regulation, or by subpoena, or any other administrative or legal process, or by applicable regulatory standards.

                  c.   The   foregoing    confidentiality   and   non-disclosure
obligations shall survive the termination or expiration of this Agreement.

                  5. Infringement by Third Parties.

                  Promptly upon discovery, Licensee agrees to notify Licensor in writing of any unauthorized use or potential unauthorized use of the Intellectual Property by third parties of which it becomes aware. Licensor shall have the sole right and discretion to take appropriate legal action involving the Intellectual Property. If Licensor decides that taking legal action is appropriate, Licensor will be responsible for any legal costs incurred and will be entitled to retain any damages recovered. Licensee agrees to cooperate fully with Licensor with respect to any legal action taken by Licensor against a third party with respect to the Intellectual Property.

                  6. No Contest.

                  Licensee agrees that it shall not challenge, dispute or otherwise contest, or assist others in challenging, disputing or otherwise contesting, the validity, enforceability or ownership of the Intellectual Property.

                  7. Termination.

                  Licensor may terminate this Agreement immediately upon written notice to Licensee upon any material breach of this Agreement by Licensee.

                  8. Miscellaneous.

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                  a. Complete Agreement.  This Agreement  constitutes the entire agreement between the parties with respect to the subject matter hereof, and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to such subject matter.

                  b. Assignment; Transfer. This Agreement, and the obligations, rights or license hereunder, may not be assigned or transferred by Licensee, other than to an affiliate, without the prior written consent of Licensor.

                  c. Successors and Assigns. This Agreement is binding on and inures to the benefit of the parties, and their respective successors and assigns.

                  d. Governing Law; Venue; Jurisdiction. This Agreement, and the rights and obligations of the parties hereunder, shall be governed, including, without limitation, as to validity, interpretation and effect, by the laws of the State of Delaware, without regard to the principles of conflict of laws.

                  f. Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, and the subject matter of this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

                  g.   Counterparts.   This   Agreement   may  be   executed  in
counterparts, each of which will be deemed an original and all of which together will constitute one in the same document.

                  h. Waiver; Amendment. No waiver of any term, condition or obligation of this Agreement shall be valid unless in writing and signed by the waiving party. No waiver of any one or several of the terms, conditions or obligations of this Agreement, and no partial waiver thereof, shall be construed as a waiver of any of the other terms, conditions or obligations of this Agreement. This Agreement may not be amended, changed or modified in any fashion except by written instrument signed by each of the parties hereto.

                  i. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Intellectual Property License Agreement to be executed effective as of the date first above written.


AmeriCom USA, Inc.



By: /s/ Authorized Signatory                    /s/ Robert M. Cezar
   ----------------------------                 -------------------------------
Name:                                           Robert M. Cezar
Title:


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